UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 1, 2016 (July 27, 2016)

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	002-26821	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2016, the Compensation Committee (the "Compensation Committee") of the Board of Directors (the "Board") of Brown-Forman Corporation (the "Company") approved forms of equity award agreements to be used under the Company's 2013 Omnibus Compensation Plan, which are filed as Exhibit 10.1 (Form of Employee Stock-Settled Stock Appreciation Right Award Agreement ), Exhibit 10.2 (Form of Performance-Based Restricted Stock Unit Award Agreement (Class A)) and Exhibit 10.3 (Form of Performance-Based Restricted Stock Unit Award Agreement (Class B)) hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 28, 2016, the Company held its 2016 Annual Meeting of Stockholders (the "Annual Meeting"). The matters submitted to a vote of the Class A common stockholders at the Annual Meeting and the voting results of such matters are as follows:

Election of Directors

The Company's Class A common stockholders elected each of the director nominees proposed by the Company's Board of Directors to serve until the next Annual Meeting of Stockholders or until such director's successor is duly elected and qualified. The following is a breakdown of the voting results:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Patrick Bousquet-Chavanne	77,219,380	254,160	35,254	3,322,749
Campbell P. Brown	76,146,780	1,297,771	64,243	3,322,749
Geo. Garvin Brown IV	76,007,408	1,437,539	63,847	3,322,749
Stuart R. Brown	76,277,499	1,167,379	63,916	3,322,749
Bruce L. Byrnes	77,078,273	362,612	67,909	3,322,749
John D. Cook	76,931,977	507,557	69,260	3,322,749
Marshall B. Farrer	76,113,221	1,327,869	67,704	3,322,749
Laura L. Frazier	74,800,560	1,196,222	1,512,012	3,322,749
Augusta Brown Holland	76,257,291	1,181,875	69,628	3,322,749
Michael J. Roney	77,369,592	104,709	34,493	3,322,749
Michael A. Todman	76,966,118	507,374	35,302	3,322,749
Paul C. Varga	76,241,328	1,200,725	66,741	3,322,749

Amendment to Restated Certificate of Incorporation

At the Annual Meeting, the Company's Class A common stockholders also approved an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Class A common stock. The following is a breakdown of the voting results:

For	Against	Abstain
78,645,397	2,121,517	64,629

Item 7.01 Regulation FD Disclosure.

On July 28, 2016, the Company issued a press release commenting on its fiscal 2016 performance and announcing that at its Annual Meeting the Company's Class A common stockholders elected directors for the coming year and approved an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Class A common stock. A copy of this press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 (and the related information in Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Form of Employee Stock-Settled Stock Appreciation Right Award Agreement
10.2	Form of Performance-Based Restricted Stock Unit Award Agreement (Class A)
10.3	Form of Performance-Based Restricted Stock Unit Award Agreement (Class B)
99.1	Brown-Forman Corporation Press Release dated July 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: August 1, 2016	/s/ Michael E. Carr, Jr.
Michael E. Carr, Jr.
Vice President, Managing Attorney and Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Employee Stock-Settled Stock Appreciation Right Award Agreement
10.2	Form of Performance-Based Restricted Stock Unit Award Agreement (Class A)
10.3	Form of Performance-Based Restricted Stock Unit Award Agreement (Class B)
99.1	Brown-Forman Corporation Press Release dated July 28, 2016.